                          SCHEDULE 14A
                         (Rule 14a-101)
                    SCHEDULE 14A INFORMATION
  Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934
                     Dated September 17, 1997
 Filed by the registrant [x] Filed by a party other than the registrant [ ] Check the appropriate box:
   [ ] Preliminary proxy statement
   [ ] Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
   [X] Definitive proxy statement
   [ ] Definitive additional materials
   [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule
       14a-12
                  MIDWEST GRAIN PRODUCTS, INC.
        (Name of Registrant as Specified in Its Charter)
    ------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement if Other than Registrant)

   Payment of filing fee (Check the appropriate box):
      [X]  No fee required.
      [ ]  Fee Computed on table below per Exchange Act Rules 14a-
          6(i)(4) and 0-11.
            1)  Title of each class of securities to which transaction applies: _____________________________________________
            2)  Aggregate number of securities to which transaction
              applies: _____________________________________________
            3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth
              the amount on which the filing fee is calculated and
              state how it was determined): ________________________
            4)  Proposed maximum aggregate value of transaction:
                ------------------------------------------------------
            5)  Total fee paid:_______________________________________
     [ ]  Fee paid previously with preliminary materials.
     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
       1) Amount previously paid:__________________________________
       2) Form, schedule or registration statement no.:____________
       3) Filing party:____________________________________________
       4) Date filed:______________________________________________

                          NOTICE OF 1997 ANNUAL MEETING OF
                          STOCKHOLDERS AND PROXY STATEMENT






















                          MIDWEST GRAIN PRODUCTS, INC.


                                    [Logo]

                          MIDWEST GRAIN PRODUCTS, INC.
                               1300 Main Street
                            Atchison, Kansas 66002

                              September 17, 1997


                           NOTICE OF ANNUAL MEETING




To the Stockholders:

    The Annual Meeting of Stockholders of Midwest Grain Products, Inc. will be held at the Presbyterian Community Center, 401 Santa Fe Street, Atchison, Kansas 66002, on Thursday, October 9, 1997, beginning at 10:00 a.m., local time, for the following purposes:

    o To elect three directors each for a three year-term expiring in 2000; and

    o To transact such other business as may properly come before the meeting.

    Holders of Common and Preferred Stock of record on the books of the Company at the close of business on August 20, 1997, will be entitled to vote at the meeting or any adjournment thereof.

    STOCKHOLDERS ARE REQUESTED TO COMPLETE, SIGN, DATE AND MAIL PROMPTLY IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY SO THAT, IF YOU ARE UNABLE TO ATTEND THE MEETING, YOUR SHARES MAY NEVERTHELESS BE VOTED.


                  By Order of the Board of Directors

                  s/Laidacker M. Seaberg

                  Laidacker M. Seaberg
                  President and Chief Executive Officer

                               PROXY STATEMENT

    This Proxy Statement and the enclosed form of Proxy are being furnished in connection with the solicitation of proxies for use at the Annual Meeting of Stockholders of Midwest Grain Products, Inc. (the "Company") to be held on October 9, 1997, as set forth in the preceding Notice. It is expected that this Proxy Statement and the enclosed form of Proxy will be mailed to Stockholders commencing September 17, 1997.
                              GENERAL INFORMATION

    The holders of outstanding shares of Common Stock and Preferred Stock of the Company at the close of business on August 20, 1997, are entitled to notice of and to vote at the Annual Meeting. The presence in person or by proxy of persons entitled to vote a majority of the issued and outstanding stock of each class of stock entitled to vote will constitute a quorum for the transaction of business at the meeting. As of August 20, 1997, there were 9,700,172 shares of Common Stock outstanding and 437 shares of Preferred Stock outstanding.

    Generally, holders of Common and Preferred Stock each vote separately as a class with respect to each matter that the class is authorized to vote on with each share of stock in each class being entitled to one vote. In connection with the election of directors the holders of Common Stock are entitled to vote on the election of Group A directors and the holders of Preferred Stock are entitled to vote on the election of Group B directors. The candidates for office which receive the highest number of votes will be elected. Although no business is scheduled to come before the meeting other than the election of directors, the affirmative vote of the holders of a majority of each class of stock entitled to vote represented at the meeting (or such higher voting requirement as may be specified by law or the Company's Articles of Incorporation) is required for approval of other proposals.

    Abstentions and broker non-votes will be counted as present for purposes of determining the existence of a quorum at the Annual Meeting. Abstentions will be treated as shares present and entitled to vote for purposes of any matter requiring the affirmative vote of a majority or other proportion of the shares present and entitled to vote. With respect to shares relating to any proxy as to which a broker non-vote is indicated on a proposal, those shares will not be considered present and entitled to vote with respect to any such proposal. With respect to any matter brought before the Annual Meeting requiring the affirmative vote of a majority or other proportion of the outstanding shares of a class, an abstention or non-vote will have the same effect as a vote against the matter being voted upon.

    Any Stockholder giving a Proxy may revoke it at any time prior to its use by executing a later dated Proxy or by filing a written revocation with the Secretary of the Company. A Proxy may also be revoked by appearing at the meeting and voting by written ballot. All shares represented by a Proxy in the enclosed form that is properly executed and received in time for the meeting and not revoked will be voted. If a choice is specified with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is specified, the Proxy will be voted FOR each of the nominees named on the Proxy with respect to the election of directors.

    The  principal  executive  offices of the  Company  are located at 1300 Main
Street, Atchison, Kansas 66002 and the Company's telephone number at that address is (913) 367-1480.
                                      1

                             ELECTION OF DIRECTORS

Nominees

    Two Group A Directors and one Group B Director are required to be elected at the Annual Meeting. The holders of the Common Stock are entitled to vote for the persons nominated for the Group A positions. The holders of Preferred Stock are entitled to vote for the persons nominated for the Group B position. Daryl R. Schaller, Ph.D. and F. D. "Fran" Jabara have been nominated by the Board of Directors for election to the Group A positions for terms expiring at the Annual Meeting in 2000. Michael Braude has been nominated by the Board of Directors for election to the Group B position for a term expiring at the Annual Meeting in 2000. Messrs. Jabara and Braude are now and have been directors of the Company for more than the past two years. Dr. Schaller has been nominated by the Board to fill the Group A vacancy that will be created by the retirement of Richard Bruggen, whose term ends immediately before the Annual Meeting. Mr. Bruggen has served as a Director of the Company since 1976. Each of the nominees have consented to serve if elected. If for any reason any of the nominees should not be available or able to serve, the Proxies will exercise discretionary authority to vote for substitutes deemed by them to be in the best interests of the Company.

                               GROUP A NOMINEES
                         (For terms expiring in 2000)

F. D. "Fran" JABARA     Mr. Jabara, age 72, has been a Group A director since
                        October 6, 1994. He is Chairman of the Human
                        Resources Committee and a  member of the Audit
                        Committee. He is President of Jabara Ventures Group,
                        a venture capital  firm. From September 1949 to
                        August 1989 he was a distinguished professor of
                        business at Wichita State University, Wichita, Kansas.
                        He is also a   director of Commerce Bank, Wichita,
                        Kansas and NPC International, Inc., an operator of numerous Pizza Hut and other quick service restaurants throughout the United States.

DARYL R. SCHALLER, Ph.D.  Dr. Schaller, age 53, retired from Kellogg Co. in 1996
                          after 25 years of service.   He served Kellogg as its
                          Senior Vice President -- Scientific Affairs from 1994 and previously was Senior Vice President -- Research, Quality and Nutrition for Kellogg. He is also a director of Iams Company, a producer of pet foods and of Cancer Research Foundation of America and a Trustee of Michigan Biotechnology Institute, American Health Foundation, and Stedman Center for Nutritional Studies of the Medical School of Duke University.

                                GROUP B NOMINEE
                          (For term expiring in 2000)

MICHAEL BRAUDE             Mr. Braude, age 61, has been a Group B director since
                           1991. He is Chairman of the Audit Committee and a member of the Nominating Committee. He has been the President and Chief Executive Officer of the Kansas City Board of Trade, a commodity futures exchange, since 1984. Previously, he was Executive
                           Vice President and a Director of American Bank &
                           Trust Company of Kansas City. Mr. Braude is a director of Country Club Bank, Kansas City, Missouri and National Futures Association, a member and immediate Past Chairman of the National Grain Trade
                           Council and a trustee of the University of Missouri-
                           Kansas City and of Midwest Research Institute.

                                     OTHER
                               GROUP A DIRECTORS


RICHARD J. BRUGGEN        Mr. Bruggen, age 71, has been a Group A director
                          since 1976. He plans to retire from the Board prior to the Annual Meeting upon the expiration of his present term. He is also a member of the Audit and Human
                          Resources Committees. He was Senior Vice President of Atchison Casting Corporation from 1991 until his retirement in July 1992. Previously he was General
                          Manager of Rockwell International plants at Atchison,
                          Kansas and St. Joseph, Missouri.


TOM MACLEOD, JR.          Mr. MacLeod, age 49, has been a director since 1986.
                          His present term expires in 1998. He is a member of the Audit and Nominating Committees. He has been the President and Chief Operating Officer of the Iams
                          Company since 1989, a Dayton, Ohio manufacturer of premium pet foods. Previously, he was the President and Chief Executive Officer of Kitchens of Sara Lee, a division of Sara Lee Corporation, a food products company.



ELEANOR B. SCHWARTZ, D.B.A. Dr. Schwartz, age 60, has been a director since June
                            3, 1993. Her present term expires in 1999. She is also a member of the Audit Committee and Chairman of the Nominating Committee. She has been the Chancellor of the University of Missouri-Kansas City since May 1992, was the Interim Chancellor from September 1991 to May 1992, and was previously the Vice Chancellor for Academic Affairs. She is a Trustee of Midwest Research Institute and a director of Transfinancial Holdings, Inc., a successor to American Carriers, and the Waddell, Reed, Torchmart and United Funds Group, Inc.

                                     OTHER
                               GROUP B DIRECTORS



CLOUD L. CRAY, JR.       Mr. Cray, age 74, has been a director since 1957, and
                         has served as Chairman of the Board since 1980. His present term expires in 1998. He served as Chief
                         Executive Officer from 1980 to September, 1988, and has been an officer of the Company and its affiliates for more than 30 years.

ROBERT J. REINTJES       Mr. Reintjes, age 65, has been a director since 1986.
                         His present term expires in 1998. He is a member of the Audit and Human Resources Committees. He has served as president of Geo. P. Reintjes Co., Inc. of Kansas City, Missouri, for the past 24 years. Geo. P.
                         Reintjes Co., Inc. is engaged in the business of refractory construction. He is a director of Butler
                         Manufacturing Company, a manufacturer of pre-engineered buildings, and Commerce Bank of Kansas
                         City.

RANDALL M. SCHRICK       Mr. Schrick, age 47, has been a Group B director
                         since 1987. His present term expires in 1999. He joined the Company in 1973 and has been Vice
                         President of Operations since July, 1992. From 1984 to July 1992 he was Vice President and General
                         Manager of the Pekin plant. From 1982 to 1984 he was the Plant Manager of the Pekin Plant. Prior to 1982, he was Production Manager at the Atchison plant.

LAIDACKER M. SEABERG     Mr. Seaberg, age 51, has been a Group B director
                         since 1979. His present term expires in 1999. He joined the Company in 1969 and has served as the President of the Company since 1980 and as Chief
                         Executive Officer since September, 1988. He is the son-in-law of Mr. Cray, Jr.

Certain information concerning the Board and its Committees

      The Board has three standing committees: Audit, Nominating and Human Resources.

      Non-employee directors are paid a retainer at the rate of $2,500 quarterly, $625 for attendance at each meeting of the Board, and $312.50 for attendance at each meeting of a committee of the Board. Employee directors receive a fee of $437.50 for attendance at each meeting of the Board of Directors. At the Annual Meeting of Stockholders in 1996 the Stockholders approved the Midwest Grain Products, Inc. 1996 Stock Option Plan for Outside Directors. Pursuant to that Plan each non-employee director receives an automatic grant of an option to purchase 1,000 shares of the Company's Common Stock on the first business day following each annual meeting of stockholders at a price equal to the Fair Market Value of the Common Stock on that date. Pursuant to the Plan each of the non-employee directors received options on October 11, 1996, to purchase 1,000 shares of Common Stock, at a price of $16.25 per share. Options become exercisable on the 184th day following the date of grant and expire on the sooner of (a) five years from the date of grant, (b) three years following termination of the Director's office due to retirement following age 70, (c) one year following termination of the Director's office due to death or (d) 90 days following the date of the termination of the Director's term of office for any other reason.

      During the fiscal year ended June 30, 1997, the Board met five times, the Audit Committee met three times, the Human Resources Committee met twice and the Nominating Committee met once. The attendance at Committee and Board meetings by all Directors in the aggregate was 89%. Each Director attended all of the meetings of the Board and the Committees of which the Director was a member, except for Mr. Bruggen and Mr. MacLeod, whose attendance at the meetings were 70% and 45%, respectively.

      The Audit Committee recommends to the Board of Directors an independent accountant to audit the books and records of the Company and its subsidiaries for the year. It also reviews, to the extent it deems appropriate, the Company's Employee Conduct Policy, litigation and pending claims, the scope, plan and findings of the independent accountants' annual audit and internal audits, recommendations of the auditor, the adequacy of internal accounting controls and audit procedures, the Company's audited financial statements, non-audit services performed by the independent auditor, and fees paid to the independent auditor for audit and non-audit services.

      The Human Resources Committee recommends to the Board of Directors the compensation of all officers and employees who earn $60,000 per year or higher. The Committee approves a bonus system for various key employees, and reviews the scope and type of compensation plans for management personnel. The Committee also administers the Company's Executive Stock Bonus Plan, Stock Incentive Plan and Directors' Stock Option Plan and also serves as an executive search committee.

      The Nominating Committee recommends to the Board of Directors the qualifications for new Director nominees, candidates for nomination, and policies concerning compensation and length of service. The Committee considers written recommendations from stockholders concerning these subjects and suggests that they may be addressed to the Secretary of the Company. Recommendations for director nominees should provide pertinent information concerning the candidates' background and experience.

                                 OTHER MATTERS

      At this time the Company has no knowledge of any matters to come before the meeting for action by the stockholders other than the election of directors. However, if any other matters come before the meeting, it is the intention of the persons named in the accompanying Proxy to vote the Proxy in their best judgment.

                            EXECUTIVE COMPENSATION

Summary Compensation Table

      The following table sets forth information concerning compensation for each of the years ending June 30, 1995, 1996 and 1997 awarded to, earned by, or paid to the five most highly compensated executive officers of the Company for services rendered in each of those years:

                          SUMMARY COMPENSATION TABLE
                                                              Long-Term
                                                              Compensation
                                   Annual Compensation          Awards
                              ------------------------------  ----------
                                                                Securities
                                                  Other Annual  Underlying  All Other
      Name and                 Salary    Bonus    Compensation   Options   Compensation
 Principal Position    Year    ($)(1)    ($)(1)       ($)          (#)       ($)(2)
--------------------  ------  --------  --------  ----------  ----------  ----------
Laidacker M. Seaberg
 President and Chief   1997    299,520       ---         ---      24,000      11,986
 Executive Officer     1996    225,226       ---         ---      24,000         ---
                       1995    278,300    24,484         ---         ---      13,513
Randy M. Schrick
 Vice President of     1997    136,675       ---         ---      12,000      10,924
 Operations            1996    118,812       ---         ---      12,000         ---
                       1995    127,000     6,052         ---         ---      11,990
Robert G. Booe
 Vice President-
 Administration,       1997    136,675       ---         ---      12,000      10,924
 Controller, and Chief 1996    118,812       ---         ---      12,000         ---
 Financial Officer     1995    127,000     6,052         ---         ---      11,990

Sukh Bassi, Ph.D.
 Vice President-
 Wheat Gluten          1997    120,550       ---         ---       7,000       9,637
 Marketing and Research1996    104,785       ---         ---       7,000         ---
 and Development       1995    112,000     5,337         ---         ---      10,567

Tony J. Petricola
 Vice President-       1997    120,460       ---         ---       7,000       9,609
   Engineer            1996    105,314       ---         ---       7,000         ---
                       1995    111,939     4,518         ---         ---      10,508

-----------------
(1) Includes amounts contributed by the Company to the Company's Executive Stock Bonus Plan for the account of the executive as well as cash bonuses. No amounts were contributed to any of the named Executive Officers for 1996 and 1997.

(2) Consists of the amount of the Company's contributions to the Company's Employee Stock Ownership Plans allocated to the accounts of each executive officer for the years indicated.

                                      8

Stock Options

      The following table contains information concerning the grant of stock options under the Company's Stock Incentive Plan of 1996 to the Named Executive Officers during the fiscal year ended June 30, 1997.

                            OPTION GRANTS IN 1997
                                                                               Potential
                                 Individual Grants                          Realizable Value
                      Number of   % of Total                                  at Assumed
                      Securities    Options                                 Annual Rates of
                      Underlying  Granted to                                 Stock Price
                      Options     Employees   Exercise                     Appreciation for
                      Granted     in Fiscal     Price    Expiration          Option Term
      Name               (#) (1)      Year      ($/Sh)      Date         5%  ($)    10% ($)
      ----            ----------  ---------------------- ----------   ----------- ----------
Laidacker M. Seaberg  24,000         26.7       15.2    12/13/01      $100,959    $223,432
Randy M. Schrick      12,000         13.4       15.2    12/13/01        50,479     111,716
Robert G. Booe        12,000         13.4       15.2    12/13/01        50,479     111,716
Sukh Bassi, Ph.D.      7,000          7.7       15.2    12/13/01        29,446      65,167
Tony J. Petricola      7,000          7.7       15.2    12/13/01        29,446      65,167

Option Exercises and Year End Holdings

      The  following  table  provides  information,  with  respect  to the Named
Executive Officers, concerning the exercise of options during the fiscal year ended June 30, 1997, and unexercised options held as of the end of fiscal 1997:

                  AGGREGATED OPTION EXERCISES IN FISCAL 1997
                           AND FY-END OPTION VALUES
                                                   Number of
                                                    Securities         Value of
                                                   Underlying        Unexercised
                                                  Unexercised       In-the-Money
                                                    Options at         Options at
                                                   FY-End (#)         FY-End ($)
                  Shares Acquired  Value Realized  Exercisable/      Exercisable/
      Name        on Exercise          ($)        Unexercisable     Unexercisable (1)
      ----        ------------     --------------------------     -----------------
Laidacker M. Seaberg     ---        ---          6,000/42,000           ---
Randy M. Schrick         ---        ---          3,000/21,000           ---
Robert G. Booe           ---        ---          3,000/21,000           ---
Sukh Bassi, Ph.D.        ---        ---          1,750/12,250           ---
Tony J. Petricola        ---        ---          1,750/12,250           ---
0

Performance of the Company's Common Stock

      The following performance graph compares the performance of the Company's Common Stock during the period beginning June 30, 1992 and ending June 30, 1997, to the Center for Research in Security Prices of the University of Chicago School of Business ("CRSP") index for the NASDAQ Stock Market (the "NASDAQ

COMPOSITE" index consisting of US companies) and a peer group CRSP index consisting of 119 NASDAQ stocks of US processors of food and kindred products having SIC codes between 2000 - 2099 (the "NASDAQ Food" index) for the same period. The graph assumes a $100 investment in the Company's Common Stock and in each of the indexes at the beginning of the period and a reinvestment of dividends paid on such investments throughout the period.


                           VALUE OF $100 INVESTMENTS
              ASSUMING REINVESTMENT OF DIVIDENDS AT JUNE 30, 1992
                        AND AT EACH SUBSEQUENT JUNE 30


    [Performance Graph which reflects the data shown in the below table.]



                              1992      1993     1994     1995     1996    1997
                              ----      ----     ----     ----     ----    ----
MWGP                          $100      $111     $158      $83      $59     $60
NASDAQ FOOD                   $100      $109     $110     $118     $121    $143
NASDAQ COMPOSITE              $100      $126     $127     $170     $218    $265

Report of the Human Resources Committee

      Human Resources Committee Interlocks and Insider Participation. Executive compensation is based primarily upon recommendations made to the Board of Directors by the Company's Human Resources Committee (the "Committee"). The Committee for the year ended June 30, 1997, and the present Committee consists of F.D. "Fran" Jabara (Chairman), Richard J. Bruggen and Robert J. Reintjes. All of the members of the Committee are non-employee directors of the Company. The Committee recommends to the Board of Directors compensation and compensation plans for officers and employees who are paid in excess of $60,000 per annum. The recommendations are acted upon by the full board which includes Messrs. Seaberg and Schrick, who are two of the five highest paid officers of the Company.

      This report is provided by the Committee to assist stockholders in understanding the Committee's philosophy in establishing the compensation of the Chief Executive Officer and all other Executive Officers of the Company for the year ended June 30, 1997 ("the Year").

      Compensation Philosophy. Historically, executive compensation has been designed to link rewards with business results and stockholder returns consistent with (a) the executive's level of responsibility, (b) compensation paid to the executive in the prior year, (c) the Company's performance for the Year and the prior year, (d) the executive's individual performance for the Year and the prior year, (e) salary levels for executives in comparable positions in comparable enterprises, (f) inflation and (g) a variety of other factors. The components of Executive Compensation which reflect this philosophy consist of (i) annual base salary, (ii) annual cash bonuses, (iii) annual stock bonuses, (iv) stock options and (v) equity based retirement compensation which is reflected in the Company's Employee Stock Ownership Plan. In formulating its compensation recommendations the Committee considers information and recommendations provided by management and by Hay Management Consultants, a nationally known and recognized firm of management consultants.

      Base Salary. The past practice of the Committee has been to establish base salaries of all executives prior to the beginning of the Year based on the various factors described in the preceding paragraph. However, due to severely adverse economic conditions which had significant negative impacts on the Company's earnings and cash flows, the Committee reduced base salaries in the summer of 1995 for all executive officers. In January, 1996 a portion of the reductions were restored and by the end of the fiscal year ending June 30, 1996, the rates of base pay were returned to levels in effect at the beginning of the prior year. In January, 1997, the base salaries of all full time salaried employees were modestly increased, with the increase for executive officers averaging 3%.

      Annual Cash Bonuses. Annual cash bonuses are paid primarily pursuant to a Cash Bonus Plan that has been utilized for the past several years. Under the plan each executive, along with all other nonunion personnel, become entitled to cash bonuses, payable semiannually, of up to 25% of each employee's base salary if certain performance targets are met. Due to a continuation of adverse economic situations which prevailed in fiscal 1996 the bonus targets were not met. Accordingly, no cash bonuses were paid to any Executive Officer for the Year.

      The Committee has also authorized a $50,000 bonus pool that may be paid at the discretion of the Chief Executive Officer to reward superior performance during the Year by any employee of the Company other than the CEO. No awards were made from the bonus pool during the Year.

      Executive Stock Bonus Plan. From time to time the Company has made shares of the Company's Common Stock available to key executive and managerial employees on favorable terms in order to encourage stock ownership at those management levels. The Company's Executive Stock Bonus Plan and the Stock Incentive Plan have been the vehicles designed to achieve this objective. Under the Executive Stock Bonus Plan key executives and managerial employees are selected at the end of the year by the Committee to receive stock bonuses based primarily upon recommendations received by the Committee from Company management after an assessment of each participant's individual performance for the Year and based upon the amount of stock previously acquired by the participant from the Company under such plans in prior years. Under that Plan, the aggregate amount contributed by the Company for the purchase of stock under the Plan may not exceed 5% of the Company's consolidated pretax income for the year. Due to the reduced profitability of the Company for the last two years, the Committee has elected not to implement the Executive Stock Bonus Plan for any employees in either fiscal 1996 or 1997. The Committee also decided in 1996 to exclude participation by Senior Executives in the plan in the future due to their inclusion in the Stock Incentive Plan of 1996, as discussed below.

     Stock Incentive Plan of 1996. In January, 1996, the Board of Directors, upon recommendation of the Committee, adopted the Stock Incentive Plan of 1996. The Plan was approved by stockholders at the Annual Meeting in 1996. The Board and the Committee took this action due to a recognized need to provide medium term incentives for the retention and motivation of Senior Executives consistent with current needs to conserve cash. Concurrent with that action the Committee granted options to nine Senior Executives to purchase a total of 90,000 shares of the Company's common stock at a price of $14 per share during terms that expire on January 5, 2001. Similar grants were provided to the same nine executives at $15.25 per share in December, 1996.

      Employee Stock Ownership Plan. The final component of executive compensation consists of participation in the Company's employee stock ownership plans, which are available to all union and nonunion employees. Amounts contributed by the Company are invested in shares of the Company's Common Stock. Shares purchased are allocated to participant accounts in proportion to the participant's eligible compensation (as defined). Generally, accounts are distributed to participants who have completed at least ten years of service upon death, permanent disability or retirement. The amount of the Company's contribution to the nonunion ESOP's is determined by the Board each year based upon the recommendation of the Committee. The Committee bases its recommendation primarily upon Company performance for the Year. Due to the Company's reduced profitability, the Committee elected to provide no contributions to the nonunion ESOP for Fiscal 1996. In fiscal 1997, the Company contributed an amount equal to 8% of eligible compensation.

      Compensation of the Chief Executive Officer for 1997. All of the components of the 1997 compensation of the Chief Executive Officer were determined in accordance with the criteria described above for other Senior Executives.

      This report is being made over the names of F.D. ("Fran") Jabara (Chairman), Richard Bruggen and Robert J. Reintjes, who were the members of the Committee which passed on Executive Compensation for the Year.

                           PRINCIPAL STOCKHOLDERS


      The following table sets forth as of July 1, 1997, the number of shares beneficially owned and the percentage of ownership of the Company's Preferred Stock and Common Stock by (i) each person who is known by the Company to own beneficially more than 5% of either class of the Company's capital stock outstanding, (ii) each director of the Company, and (iii) all directors and officers of the Company as a group.

                                         Shares Beneficially Owned(a)
                                    -------------------------------------
      Stockholder                   Common Stock          Preferred Stock
      -----------               ------------------      ------------------
                                No. of Shares    %      No. of Shares    %
                                -------------   ---     -------------   ---
Richard J. Bruggen (b).........       10,423    .10
Michael Braude (b).............        4,864    .05
Robert G. Booe (b) (c)(d)......      995,283  10.26
Brian Cahill  (c)..............      930,206   9.59
Cloud L. Cray, Jr.(b)(e)(f)....    2,303,153  23.74           333     76.2
Richard B. Cray (e)(g).........      115,139   1.19           334     76.4
F. D. "Fran". Jabara (b).......        3,387    .03
Dave Rindom (c)................      917,878   9.46
Tom MacLeod (b)................        8,691    .09
Robert J. Reintjes (b)(h)......       18,205    .19
Randy M. Schrick (b)(c)(i).....      945,290   9.74
Laidacker M. Seaberg (b)(c)(e)(j)  1,476,136  15.21           383     87.6
Eleanor B. Schwartz (b)........        2,294    .02
Cray Family Trust (e)..........                               333     76.2
Trustees of the
 Company's ESOPs (c)...........      917,280   9.46
All Officers and Directors
  as a Group of 18 (b)(k)......    4,011,368  41.23           384     87.9

-------------
(a) For the purposes of the table, a person is deemed to be a beneficial owner of shares if the person has or shares the power to vote or to dispose of them. Except as otherwise indicated in the table or the footnotes below, each person had sole voting and investment power over the shares listed in the beneficial ownership table and all stockholders shown in the table as having beneficial ownership of 5% or more of either of the classes of stock had business addresses at 1300 Main Street, Atchison, Kansas 66002, as of June 30, 1997. Stockholders disclaim beneficial ownership in the shares described in the footnotes as being "held by" or "held for the benefit of" other persons.

(b) The table includes shares which may be acquired pursuant to stock options granted under the Company's stock option plans that became exercisable on or before May 1, 1997. These consist of options held by seven non-employee directors to purchase 1,000 shares each, options held by Messrs. Booe, Schrick and Seaberg to purchase 3,000, 3,000 and 6,000 shares, respectively and options held by all officers and directors as a group to purchase 29,500 shares.

(c) The Company's Employee Stock Ownership Plans (ESOPs) hold for the benefit of participants 917,280 shares of Common Stock, all of which are attributed in the table to each of the five trustees, who are the same for each Plan. The trustees are obligated to vote the shares which are allocated to participants in accordance with instructions given by such participants (all except 1,000 were allocated at July 1, 1997). Unallocated shares are voted by the trustees. The trustees, and the number of shares allocated to their accounts are as follows: Mr. Seaberg (64,628 shares); Mr. Booe (38,076 shares); Mr. Cahill (8,146 shares); Mr. Rindom (5,258 shares); and Mr. Schrick (19,085 shares). A total of 196,708 shares are allocated to the accounts of all other officers and directors.

(d ) Includes 45,000 shares held by Mr. Booe's wife.

(e) The Cray Family Trust holds 333 shares of Preferred Stock which are attributed in the table to the trustees, who share the power to vote and dispose of such shares. The trustees are Mr. Cray, Jr., Mr. Seaberg and Mr. Richard B. Cray.

(f) Includes 144,098 shares of Common Stock held by the Cray Medical Research Foundation with respect to which Mr. Cray, Jr. is a director and 570,765 shares of Common Stock held by other family trusts with respect to which Mr. Cray, Jr. or his spouse is a trustee, and 50,000 shares held by the Cloud L. Cray Foundation.

(g) Includes 333 shares of Preferred Stock held by the Cray Family Trust and 50,000 shares of Common Stock held by a foundation with respect to which Mr. Richard B. Cray is a Trustee.

(h)    All but 3,865 of the shares are held by members of Mr. Reintjes' family.

(i)    Includes 9,025 shares held by members of Mr. Schrick's family.

(j) Includes 147,265 shares held by Mr. Seaberg's wife and other family trusts with respect to which Mr. Seaberg or his wife is a trustee or a custodian.

(k) Includes shares discussed under notes (a) through (i) as well as shares held by members of the families of officers not listed in the table.

                        INDEPENDENT PUBLIC ACCOUNTANTS

      The Board of Directors has selected the firm of Baird, Kurtz & Dobson as independent certified public accountants to audit the books, records and accounts of the Company for 1997. The selection was made upon the recommendation of the Audit Committee, which consists of Mr. Braude, Chairman, and Messrs. Bruggen, MacLeod, Jr., Jabara and Reintjes and Ms. Schwartz. Baird, Kurtz & Dobson has audited the Company's books annually since 1958.

      Representatives   of  Baird,  Kurtz  &  Dobson  will  be  present  at  the
stockholders meeting. They will have the opportunity to make a statement and will be available to respond to appropriate questions.

                             PROXY SOLICITATIONS

      The cost of soliciting proxies will be borne by the Company. The Company will reimburse brokers, banks or other persons for reasonable expenses in sending proxy material to beneficial owners. Proxies may be solicited through the mail and through telephonic or telegraphic communications to, or by meetings with, stockholders or their representatives by directors, officers and other employees of the Company who will receive no additional compensation therefore.

      Stockholders who intend to present proposals for inclusion in the Company's Proxy Statement for the next Annual Meeting of Stockholders on October 8, 1998, must forward them to the Company at 1300 Main Street, Box 130, Atchison, Kansas 66002, Attention: Robert G. Booe, Chief Financial Officer, so that they are received on or before May 1, 1998.




                              By Order of the Board of Directors

                              s/Laidacker M. Seaberg

                              Laidacker M. Seaberg
                              President and Chief Executive Officer

September 17, 1997

[MWGP LOGO]          MIDWEST GRAIN PRODUCTS, INC               PROXY
               1300 Main Street, Atchison, Kansas 66002     COMMON STOCK

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned appoints Cloud L. Cray, Jr., Laidacker M. Seaberg and Robert G. Booe, or any of them, each with full power to appoint his substitute, proxies to vote, in the manner specified on the reverse hereof, all of the shares of Common Stock of Midwest Grain Products, Inc., held by the undersigned at the Annual Meeting of Stockholders to be held on October 9, 1997, or at any adjournment thereof.

      The undersigned has received the Company's Annual Report for 1997, and its Proxy Statement. This Proxy is revocable and it shall not be voted if the undersigned is present and voting in person.


                                                   ---------------------------
                                                   Stockholder's Signature

                                                   ---------------------------
                                                   Stockholder's Signature
                                                   Dated
                                                        -----------------------
                                                   Please  sign  exactly as your
                                                   name(s)  appear above.  Joint
                                                   owners   should   each  sign.
                                                   Executors,          trustees,
                                                   custodians,    etc.,   should
                                                   indicate   the   capacity  in
                                                   which they are signing.

         PLEASE RETURN THIS PROXY PROMPTLY IN THE ACCOMPANYING ENVELOPE.

                                 (Continued from other side)

The Board of Directors Recommends a vote FOR the following proposal:

1. Election of two Group A Directors for terms expiring in 2000. The Board of Directors has nominated:

             DARYL R. SCHALLER, Ph.D. and  F. D. "FRAN" JABARA

       [ ]  FOR both Nominees        [ ] AUTHORITY WITHHELD from both Nominees

       [ ]  FOR all Nominees, except vote withheld from the following Nominee:

            ----------------------
2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

    IF NO DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THE SHARES WILL BE VOTED "FOR" THE NOMINEES UNDER PROPOSAL 1.

             BE SURE TO SIGN AND DATE THE REVERSE SIDE OF THIS CARD.

[LOGO]

 MIDWEST GRAIN PRODUCTS, INC                                          PROXY
 1300 Main Street, Atchison, Kansas 66002                       PREFERRED STOCK

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned appoints Cloud L. Cray, Jr., Laidacker M. Seaberg and Robert G. Booe, or any of them, each with full power to appoint his substitute, proxies to vote, in the manner specified on the reverse hereof, all of the shares of Preferred Stock of Midwest Grain Products, Inc., held by the undersigned at the Annual Meeting of Stockholders to be held on October 9, 1997, or at any adjournment thereof.

      The undersigned has received the Company's Annual Report for 1997, and its Proxy Statement. This Proxy is revocable and it shall not be voted if the undersigned is present and voting in person.


                                                   ----------------------------
                                                   Stockholder's Signature

                                                   ----------------------------
                                                   Stockholder's Signature
                                                   Dated
                                                        -----------------------
                                                   Please  sign  exactly as your
                                                   name(s)  appear above.  Joint
                                                   owners   should   each  sign.
                                                   Executors,          trustees,
                                                   custodians,    etc.,   should
                                                   indicate   the   capacity  in
                                                   which they are signing.

         PLEASE RETURN THIS PROXY PROMPTLY IN THE ACCOMPANYING ENVELOPE.

                                (Continued from other side)



The Proxies are hereby given the following authority:

1. Election of the following nominee as a Group B Director for a term expiring in 2000: MICHAEL BRAUDE

       [ ]  FOR the Nominee        [ ] AUTHORITY WITHHELD from the  Nominee

2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

   IF NO DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THE SHARES WILL BE VOTED "FOR" THE NOMINEE UNDER PROPOSAL 1.

             BE SURE TO SIGN AND DATE THE REVERSE SIDE OF THIS CARD.

                 MIDWEST GRAIN PRODUCTS, INC. EMPLOYEE STOCK PURCHASE PLAN
                             C/O Midwest Grain Products, Inc.
                         1300 Main Street, Atchison, Kansas 66002

        INSTRUCTIONS FOR THE VOTING OF MIDWEST GRAIN PRODUCTS, INC. COMMON STOCK

The undersigned hereby instructs United Missouri Bank of Kansas City, N.A. as Trustee of the Midwest Grain Products, Inc. Employee Stock Purchase Plan (the "ESPP"), to vote, in the manner specified on the reverse hereof, all of the shares of Common Stock of Midwest Grain Products, Inc., held by the ESPP and allocated to the account of the undersigned at the Annual Meeting of Stockholders to be held on October 9, 1997, or at any adjournment thereo .

The undersigned has received the Company's Annual Report for 1997 and its Proxy Statement.


                                                    ---------------------------
                                                    Accountholder's Signature

                  Accountholder                     Dated:
                                                          ---------------------
                              Number of Shares Allocated to Account:
                                                                   -----------

   PLEASE RETURN THIS INSTRUCTION CARD PROMPTLY IN THE ACCOMPANYING ENVELOPE.

                                (Continued from other side)

The Board of Directors of Midwest Grain Products, Inc. Recommends a vote FOR the following proposal:

1. Election of two Group A Directors for terms expiring in 2000. The Board of Directors has nominated:

             DARYL R. SCHALLER, Ph.D. and  F. D. "FRAN" JABARA

       [ ]  FOR both Nominees        [ ] AUTHORITY WITHHELD from both Nominees

       [ ]  FOR all Nominees, except vote withheld from the following Nominee:

2. In its discretion, the Trustee is authorized to vote upon such other business as may properly come before the meeting.

  IF NO DIRECTION IS GIVEN WHEN THE DULY EXECUTED INSTRUCTION CARD IS RETURNED, THE SHARES WILL BE VOTED "FOR" THE NOMINEES UNDER PROPOSAL 1.

             BE SURE TO SIGN AND DATE THE REVERSE SIDE OF THIS CARD.

                                                             September 17, 1997


TO: Participants in the Midwest Grain Products, Inc.
    Employee Stock Purchase Plan

      Provisions of the Midwest Grain Products, Inc. Employee Stock Purchase Plan (the "Plan") entitle participants to instruct the Trustee of the Plan as to the voting of Midwest Grain Products, Inc. Common Stock allocated to the accounts of participants. Accordingly, please find enclosed a form of instruction card that will permit you to direct the Trustee as to the voting of Common Stock allocated to your accounts in the Plan with respect to proposals to be acted upon at the Annual Meeting of Stockholders of the Company to be held on October 9, 1997.

      We are also enclosing a copy of the Company's Annual Report for 1997 and its Proxy Statement, unless you are being mailed one as a record holder of Common Stock.

      Please promptly complete and sign the instruction card and return it in the enclosed envelope.

      Thank you.


                                                      Very truly yours,


                                                      s/ Ladd M. Seaberg
                                                      Laidacker M. Seaberg
                                                      President and
                                                      Chief Executive Officer

             MIDWEST GRAIN PRODUCTS, INC. EMPLOYEE STOCK OWNERSHIP PLAN
                          C/O Midwest Grain Products, Inc.
                      1300 Main Street, Atchison, Kansas 66002

      INSTRUCTIONS FOR THE VOTING OF MIDWEST GRAIN PRODUCTS, INC. COMMON STOCK

The undersigned hereby instructs Laidacker M. Seaberg, Robert G. Booe, Brian Cahill, Dave Rindom and Randy Schrick, as Trustees of the Employee Stock Ownership Plan indicated below (the "ESOP"), or any of them, to vote, in the manner specified on the reverse hereof, all of the shares of Common Stock of Midwest Grain Products, Inc., held by the ESOP and allocated to the account of the undersigned at the Annual Meeting of Stockholders to be held on October 9, 1997, or at any adjournment thereof.

The undersigned has received the Company's Annual Report for 1997 and its Proxy Statement.

      Name of ESOP:
                    ------------------------------

                                                     --------------------------
                                                     Accountholder's Signature

                      Accountholder                  Dated:
                                                           --------------------
                              Number of Shares Allocated to Account:
                                                                     ----------

     PLEASE RETURN THIS INSTRUCTION CARD PROMPTLY IN THE ACCOMPANYING ENVELOPE.

                             (Continued from other side)

The Board of Directors of Midwest Grain Products, Inc. Recommends a vote FOR the following proposal:

1. Election of two Group A Directors for terms expiring in 2000. The Board of Directors has nominated:

             DARYL R. SCHALLER, Ph.D. and  F. D. "FRAN" JABARA

       [ ]  FOR both Nominees        [ ] AUTHORITY WITHHELD from both Nominees

       [ ]  FOR all Nominees, except vote withheld from the following Nominee:

2. In its discretion, the Trustees are authorized to vote upon such other business as may properly come before the meeting.

        IF NO DIRECTION IS GIVEN WHEN THE DULY EXECUTED INSTRUCTION CARD
         IS RETURNED, THE SHARES WILL BE VOTED "FOR" THE NOMINEES UNDER
                                   PROPOSAL 1.

             BE SURE TO SIGN AND DATE THE REVERSE SIDE OF THIS CARD.

                                                            September 17, 1997

TO: Participants in the
    Employee Stock Ownership Plan

      Provisions of the Employee Stock Ownership Plan (the "Plan") entitle participants to instruct the Trustees of the Plan as to the voting of Midwest Grain Products, Inc. Common Stock allocated to the accounts of participants. Accordingly, please find enclosed a form of instruction card that will permit you to direct the Trustees as to the voting of Common Stock allocated to your accounts in the Plan with respect to proposals to be acted upon at the Annual Meeting of Stockholders of the Company to be held on October 9, 1997.

      We are also enclosing a copy of the Company's Annual Report for 1997 and its Proxy Statement, unless you are being mailed one as a record holder of Common Stock.

      Please promptly complete and sign the instruction card and return it in the enclosed envelope.

      Thank you.

                                                         Very truly yours,

                                                         s/Ladd M. Seaberg

                                                         Laidacker M. Seaberg
                                                         President and
                                                         Chief Executive Officer